UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01. Regulation FD Disclosure.
On April 16, 2026, the U.S. Food and Drug Administration (“FDA”) issued a final order reclassifying non-invasive bone growth stimulators, including the Company’s Exogen® Ultrasound Bone Healing System, from Class III to Class II devices. In connection with this reclassification, the Centers for Medicare & Medicaid Services (“CMS”) has updated certain billing requirements and the Medicare fee schedule applicable to non-invasive bone growth stimulators billed under HCPCS codes E0747, E0748, and E0760 for dates of service on or after May 18, 2026.
Based on currently available information, the Company does not presently expect the changes to the reimbursement rates applicable to its Exogen device to have a material impact on its financial results for fiscal year 2026. Accordingly, the Company is reiterating its previously issued financial guidance for 2026.
The Company will continue to evaluate the potential long-term impact of current and any future CMS actions. Potential further changes by CMS to the applicable Medicare reimbursement rates for the Exogen device could require the Company to revise its financial outlook.

Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements including the implementation of the revised reimbursement rates and rules and other risks and uncertainties affecting the Company’s business, or the timing of any of the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause our actual results to differ materially from those contemplated in this Current Report on Form 8-K include, but are not limited to the potential long-term impact of the FDA’s down classification of bone growth stimulators and any current or future CMS actions, as well as the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in Bioventus’ other filings with the Securities and Exchange Commission (the “SEC”) which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at https://ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: May 21, 2026	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel